UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 3, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by GoDaddy Inc. on April 4, 2017 (the "Original 8-K"). We amended the Original 8-K (“Amendment No.1”) to include the historical financial statements of Host Europe Group ("HEG"), which was acquired by GoDaddy on April 3, 2017, and the pro forma financial information required by Item 9.01 of Form 8-K. We further amended the Original 8-K with Amendment No. 2 on Form 8-K ("Amendment No. 2") to include additional pro forma financial information for the six months ended June 30, 2017, which information was not required to be included in the Original 8-K or Amendment No. 1. This Amendment No. 3 on Form 8-K further amends the Original 8-K, Amendment No.1 and Amendment No. 2 to include additional pro forma financial information for the nine months ended September 30, 2017, which information was not required to be included in the Original 8-K, Amendment No. 1 or Amendment No. 2.
Item 9.01    Financial Statements and Exhibits
(b) Pro forma financial information.
The pro forma financial information for the nine months ended September 30, 2017 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	December 4, 2017	/s/ Ray E. Winborne
Ray E. Winborne
Chief Financial Officer